SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 4, 2013

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 4, 2013, Aaron’s, Inc. (the “Company”) issued a press release to announce its preliminary financial results for the third quarter of 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

The press release presents the Company’s preliminary diluted earnings per share excluding a charge for potential exposure in a pending regulatory investigation by the California Attorney General. This measure is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”).

While the regulatory investigation may not be considered as non-recurring in nature in a strictly accounting sense, management regards the circumstances and magnitude of this particular investigation as infrequent, not arising out of the ordinary course of business and as not entirely susceptible to prediction or effective management. For these reasons, management believes that presentation of diluted earnings per share excluding this adjustment is useful because it gives investors supplemental information to evaluate and compare the performance of the Company’s underlying core business from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis preliminary diluted earnings per share, which is also presented in the press release.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective October 7, 2013, the Company amended its Amended and Restated Articles of Incorporation to confirm that shares of Common Stock the Company repurchases from time to time become treasury shares. As permitted by Georgia corporate law, the amendment was adopted by the Board of Directors of the Company without shareholder action. The Articles of Amendment implementing the change are filed herewith as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Aaron’s, Inc. effective October 7, 2013 (confirming treatment of repurchased shares of Common Stock as treasury shares).
99.1	Aaron’s, Inc. press release dated October 4, 2013, announcing the Company’s preliminary financial results for the third quarter of 2013 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: October 8, 2013		Gilbert L. Danielson Executive Vice President and Chief Financial Officer